Loss Per Share - Summary of Loss Per Share (Details) - CAD ($) $ / shares in Units, $ in Thousands		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024
Weighted average shares outstanding (000s)
Basic and diluted	[1]	258,054	264,196
Net earnings (loss) attributable to owners of the Company		$ (15,774)	$ (94,796)
Per share - basic		$ (0.06)	$ (0.36)
Per share - diluted		$ (0.06)	$ (0.36)

[1]	For the year ended December 31, 2025, there were 54.4 thousand equity classified warrants, 16.3 thousand simple warrants, 20.8 thousand performance warrants, 0.3 million stock options and 6.9 million RSUs that were excluded from the calculation as the impact was anti-dilutive (year ended December 31, 2024 – 118.4 thousand equity classified warrants, 50.0 thousand derivative warrants, 38.9 thousand simple warrants, 24.8 thousand performance warrants, 0.6 million stock options and 9.4 million RSUs).